[LOGO OF SMITH BARNEY]
                                             -----------------------------------
                                                      Congratulations
                                                     Hersh Cohen on Your
                                                      20th Anniversary
                                             of Managing the Appreciation Fund!
                                             -----------------------------------


                                  SMITH BARNEY
                                  APPRECIATION
                                    FUND INC.


                                                         Classic Investor Series

                                                         Annual Report

                                                         December 31, 1999



                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]


            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney Appreciation Fund Inc.

The Smith Barney Appreciation Fund seeks long-term capital appreciation primarily through investment in equity securities.



Smith Barney Appreciation Fund Inc.
Average Annual Total Returns
December 31, 1999

                                                  Without Sales Charges(1)
                                       -----------------------------------------
                                       Class A          Class B        Class L
================================================================================
One-Year                                15.08%           14.19%         14.12%
--------------------------------------------------------------------------------
Five-Year                               21.96            21.01          21.01
--------------------------------------------------------------------------------
Ten-Year                                14.57              N/A            N/A
--------------------------------------------------------------------------------
Since Inception+                        12.90            15.68          15.23
================================================================================

                                                  With Sales Charges(2)
                                       -----------------------------------------
                                       Class A          Class B        Class L
================================================================================
One-Year                                 9.29%            9.19%         12.01%
--------------------------------------------------------------------------------
Five-Year                               20.72            20.92          20.77
--------------------------------------------------------------------------------
Ten-Year                                13.98              N/A            N/A
--------------------------------------------------------------------------------
Since Inception+                        12.71            15.68          15.07
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
+ Inception dates for Class A, B and L shares are March 10, 1970, November 6, 1992 and February 4, 1993, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------
Managed by veteran Portfolio Manager Hersh Cohen, this portfolio has delivered consistent long-term growth for more than 20 years by seeking to own quality companies that have undervalued assets with the belief that some catalyst will occur to unlock these values. Mr. Cohen seeks to take advantage of the prevailing market environment by honing in on timely investment themes. A key aspect to the Fund's investment philosophy is that consistency of results is paramount to minimizing volatility.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------
           Class A                      SHAPX
           Class B                      SAPBX
           Class L                      SAPCX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter .................................................1

Portfolio Manager Harry "Hersh"
Cohen-- In His Own Words ...........................................4

Historical Performance .............................................5

Schedule of Investments ...........................................10

Statement of Assets and Liabilities ...............................14

Statement of Operations ...........................................15

Statements of Changes in Net Assets ...............................16

Notes to Financial Statements .....................................17

Financial Highlights ..............................................22

Tax Information ...................................................24

Independent Auditors' Report ......................................25

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

    [PHOTO]                                            [PHOTO]
HEATH B. MCLENDON                               HARRY "HERSH" D. COHEN
   Chairman                              Vice President and Investment Officer

Dear Shareholder:

We are pleased to present the annual report for the Smith Barney Appreciation Fund ("Fund") for the year ended December 31, 1999. We hope you find this report to be useful and informative. For your convenience, we have summarized the Fund's investment strategy during this time and discussed some of the Fund's holdings in greater detail. Any discussion of the Fund's holdings are as of December 31, 1999. Please refer to pages 10 through 13 for the Fund's holdings.

Celebrating 20 Years of the Fund's Strong Track Record in Volatile Markets

In January 1999, Portfolio Manager Hersh Cohen celebrated his 20th anniversary managing the Appreciation Fund. In fact, the Fund has only been down twice in the last ten years - in 1990 by 0.27% and in 1994 by 0.77%. Over the years the Appreciation Fund has grown to serve more than 312,010 shareholders and has over $5.6 billion in net assets under management as of December 31, 1999.

Please note that investing in equities may also involve additional risks. Investors could lose money in the Fund, or the Fund may not perform as well as other investments if: the U.S. stock market declines; large and medium capitalization stocks or growth stocks are temporarily out of favor; an adverse event depresses the value of a company's stocks; or the manager's judgement about attractiveness, value or potential appreciation of a particular stock or about the amount to hold in cash reserves proves incorrect.

Performance Update

For the year ended December 31, 1999, the Fund returned 15.08% without the effects of sales charges for Class A shares. In comparison, the Standard & Poor's 500 Index ("S&P 500")1 posted a total return of 21.03% for the same period. The Fund's investment objective is to provide investors with long-term appreciation of capital. (Past performance is not indicative of future results.)

By historical standards, the Fund's return was more than satisfactory. By last year's standards, however, when some initial public offerings of stocks went up several hundred percent in one day, and Internet stocks took flight, in our opinion, the Fund's returns seem tame.

For the year ended December 31, 1999, the S&P 500, top-heavy with expensive technology stocks, rose 21.03%. Although the Fund has owned and benefited from, for some time, important positions in such first rate technology companies such as Intel, Microsoft, Cisco Systems, Lucent and America Online, we are reluctant to accept the risks that come with buying stocks selling for extraordinarily high price-to-earnings ("P/E")2 ratios. That definitely restrained Fund results in the fourth quarter, when virtually all of the action was in such stocks.

----------
1 The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks that includes reinvestment of dividends and capital gains.

2    P/E ratio is the price of a stock divided by its earnings per share.

--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                            1

For U.S. stock market investors, there was much to celebrate in the decade of the 1990s, topped off by an explosion of investor interest in the stock market in 1999. According to the Securities Industry Association,3 nearly half of all households now own stocks, just about double the number at the start of the decade. This stands in pleasant contrast to the 1970s and 1980s, when we had to constantly remind clients, or potential clients, of the wisdom of owning stocks. In the 1970s, even with terrible inflation, the malaise in the markets and with retail investors exiting the market in droves, rising dividends on blue chip stocks provided evidence of the worth of equity ownership. People who stuck with stocks were often rewarded in the 1980s, as the latent value in so many neglected securities came to the surface through mergers or takeovers. Great growth companies became recognized for the worth of their dominant worldwide franchises. But at the start of the 1990s, it was still difficult to convince more people that stocks were the preferred vehicles with which individuals could accumulate wealth with their after-tax savings. But all of that changed significantly over the past decade, culminating in a widespread belief among many people that stocks, particularly technology stocks, are the only place to be.

It is no accident that the economy and stock market of the United States have become the envy of the rest of the world. For the last few years, we have been discussing or writing about the reasons for the major turnaround from the 1970s when the U.S. was thought to be the world's doormat.

In our view, several factors have combined to bring us to this exciting point in history. They include the deregulation of energy prices that helped supplies to increase, kick-starting the reduction in inflation. Big tax cuts of the early 1980s also made it more attractive for people to work and investing by sharply lowering the onerous and punitive marginal tax rates on personal income. The lower tax rates encouraged more investment by venture capitalists to finance the grand ideas of many bright people. Both venture capitalists and forward-thinking businesses could benefit from the ability to offer their companies to the public and monetize their success. We believe that this could only happen in a country like ours with a great history of free and democratic markets, socioeconomic mobility and freedom to express and create new and radical products and concepts. Painful corporate restructuring, forced on managements by the threat of takeovers, restored competitive cost structures to major U.S. industrial companies. All of these factors coalesced in the blossoming and convergence of new technologies such as wireless communications, fiberoptics, integrated circuits, personal computers and most recently, the Internet.

While 1999 set many records, there are also some major issues that we believe should be considered as we begin a new century:

     . More than 60% of the stocks on the New York Stock Exchange ("NYSE") declined in 1999, despite new record highs for the popular averages.

     . The S&P 500 has the highest P/E ratio on record, higher by far than ratios seen at major market peaks in 1929 or 1972.

     . The number of stocks making new lows each day has far exceeded those stocks making new highs.

     . Yields on bonds have been rising, normally a negative factor for P/E ratios, but currently being, for the most part, ignored.

To sum up, the U.S. stock market has amply reflected the incredible turnaround, growth and leadership position of our economy. And as it has picked up adherents, the stock market has taken on a more speculative and narrow focus.

----------
3 The Security Industry Association is a trade group that represents broker-dealers that lobbies for legislation affecting the brokerage industry.

--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

In order for the bull market to continue, we believe that buying interest needs to broaden out to those areas of the market that contain good companies, but which are regarded disdainfully as part of the "old economy." Technology stocks as a category have taken on valuations that can best be described as extreme. It is worth keeping in mind that the major expansion in money supply that occurred in the second half of last year is likely to be reined in now that Y2K fears have subsided. That could mean upward pressure on interest rates, which normally spells contraction for valuations.

Perhaps most troubling is the fact that thousands of people are putting their lifetime savings in stocks with triple-digit P/E ratios. It would be great if some of the money that has gone into chasing price momentum got recycled into the laggards, where values have been created through neglect. That, in our opinion, will determine the outcome of the market for the first half of the year. If that does not occur, it is hard to imagine another record-breaking market. At the end of the third quarter of 1999, we would have bet that would happen, but in fact, the disparities between tech stocks and "everything else" grew even wider.

In recent months, we have added a group of utility stocks to the Fund, reflecting our belief that some conservative sectors of the market are simply too cheap. We are sticking to our expectations that insurance stocks, including Berkshire Hathaway, represent solid values. In our opinion, 2000 promises to be the most interesting year ever for the stock market.

Lastly, we were saddened by the loss of an outstanding business leader and Director of the Appreciation Fund: Issac B. "Ike" Grainger. His wisdom and influence will be missed.

Thank you for investing in the Smith Barney Appreciation Fund. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,


/s/ Heath B. McLendon              /s/ Harry D. Cohen

Heath B. McLendon                  Harry "Hersh" D. Cohen
Chairman                           Vice President and
                                   Investment Officer

January 20, 2000

--------------------------------------------------------------------------------
Top Ten Holdings*                                        As of December 31, 1999
--------------------------------------------------------------------------------

1.  Berkshire Hathaway Inc. Class A shares                                 4.4%
--------------------------------------------------------------------------------
2.  Microsoft Corp.                                                        3.5
--------------------------------------------------------------------------------
3.  Exxon Mobil Corp.                                                      3.5
--------------------------------------------------------------------------------
4.  General Electric Co.                                                   3.1
--------------------------------------------------------------------------------
5.  CISCO Systems, Inc.                                                    2.1
--------------------------------------------------------------------------------
6.  CBS Corp.                                                              2.1
--------------------------------------------------------------------------------
7.  Dow Chemical Corp.                                                     2.0
--------------------------------------------------------------------------------
8.  The Home Depot, Inc.                                                   2.0
--------------------------------------------------------------------------------
9.  GTE Corp.                                                              2.0
--------------------------------------------------------------------------------
10. Lucent Technologies Inc.                                               1.9
--------------------------------------------------------------------------------
* As a percentage of total common stock.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                            3

--------------------------------------------------------------------------------
Portfolio Manager Harry "Hersh" Cohen -- In His Own Words
--------------------------------------------------------------------------------

On His Investment Strategy

"The core of the stock positions of the Appreciation Fund consists of high-quality growth stocks with dominant market portions, global franchises, seasoned and respected management terms and excellent balance sheets. Around this core, we continue to look for special situations such as a restructuring candidate or undervalued company that is more dependent on economic cycles."

"We believe that the stock market reacts to three factors: earnings, interest rates and psychology."

On Market Volatility

"I don't like huge volatility. I've always tried to minimize it. But it is inherent in this business that there will always be some volatility."

"We will continue to try and provide reasonable returns by owning the best companies we can find, while building a cushion against the market volatility that has lately become so prevalent."

On How He Buys Stocks

"When you buy stocks properly, it really makes your life easier. If you don't pay too much for a stock, it is less vulnerable to negative news."

"We're very careful about how we buy stocks. We prefer solid companies on sound financial footing but with an interesting story and unrecognized value in its share price."

On Successful Stock Investing

"While we strongly believe that Wall Street is a great place to be, as veteran market observers we like to remind investors that there will be potholes along the way. In our view, the keys to successful stock investing is to own quality companies, stay diversified, remain patient and maintain a long-term perspective."

--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                             Net Asset Value
                        -------------------------
                        Beginning           End             Income         Capital Gain       Total
Year Ended               of Year          of Year          Dividends       Distributions     Returns(1)
============================================================================================================

12/31/99                 $15.31           $15.73            $0.14             $1.67           15.08%
------------------------------------------------------------------------------------------------------------
12/31/98                  13.92            15.31             0.18              1.23           20.45
------------------------------------------------------------------------------------------------------------
12/31/97                  12.85            13.92             0.20              2.09           26.29
------------------------------------------------------------------------------------------------------------
12/31/96                  11.90            12.85             0.19              1.14           19.25
------------------------------------------------------------------------------------------------------------
12/31/95                  10.15            11.90             0.20              1.00           29.26
------------------------------------------------------------------------------------------------------------
12/31/94                  11.01            10.15             0.18              0.60           (0.77)
------------------------------------------------------------------------------------------------------------
12/31/93                  10.66            11.01             0.16              0.36            8.13
------------------------------------------------------------------------------------------------------------
12/31/92                  10.26            10.66             0.15              0.09            6.29
------------------------------------------------------------------------------------------------------------
12/31/91                   8.30            10.26             0.20              0.07           26.94
------------------------------------------------------------------------------------------------------------
12/31/90                   8.66             8.30             0.25              0.08           (0.27)
============================================================================================================
  Total                                                     $1.85             $8.33
============================================================================================================

------------------------------------------------------------------------------------------------------------
 Historical Performance -- Class B Shares
------------------------------------------------------------------------------------------------------------
                             Net Asset Value
                        -------------------------
                        Beginning           End             Income         Capital Gain       Total
Year Ended               of Year          of Year          Dividends       Distributions     Returns(1)
============================================================================================================

12/31/99                 $15.26           $15.66            $0.02             $1.67           14.19%
------------------------------------------------------------------------------------------------------------
12/31/98                  13.88            15.26             0.06              1.23           19.52
------------------------------------------------------------------------------------------------------------
12/31/97                  12.81            13.88             0.06              2.09           25.31
------------------------------------------------------------------------------------------------------------
12/31/96                  11.88            12.81             0.09              1.14           18.29
------------------------------------------------------------------------------------------------------------
12/31/95                  10.14            11.88             0.11              1.00           28.29
------------------------------------------------------------------------------------------------------------
12/31/94                  11.00            10.14             0.10              0.60           (1.53)
------------------------------------------------------------------------------------------------------------
12/31/93                  10.65            11.00             0.08              0.36            7.38
------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/92     10.55            10.65             0.16              0.09            3.28+
============================================================================================================
  Total                                                     $0.68             $8.18
============================================================================================================

--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           5


----------------------------------------------------------------------------------------------------------
Historical Performance -- Class L Shares
----------------------------------------------------------------------------------------------------------

                             Net Asset Value
                        -------------------------
                        Beginning           End             Income         Capital Gain       Total
Year Ended               of Year          of Year          Dividends       Distributions     Returns(1)
==========================================================================================================

12/31/99                 $15.26           $15.65            $0.02             $1.67           14.12%
----------------------------------------------------------------------------------------------------------
12/31/98                  13.88            15.26             0.06              1.23           19.52
----------------------------------------------------------------------------------------------------------
12/31/97                  12.81            13.88             0.06              2.09           25.31
----------------------------------------------------------------------------------------------------------
12/31/96                  11.88            12.81             0.10              1.14           18.34
----------------------------------------------------------------------------------------------------------
12/31/95                  10.14            11.88             0.11              1.00           28.29
----------------------------------------------------------------------------------------------------------
12/31/94                  11.00            10.14             0.11              0.60           (1.41)
----------------------------------------------------------------------------------------------------------
Inception*-- 12/31/93     10.99            11.00             0.08              0.36            4.09+
==========================================================================================================
  Total                                                     $0.54             $8.09
==========================================================================================================
----------------------------------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
----------------------------------------------------------------------------------------------------------

                             Net Asset Value
                        -------------------------
                        Beginning           End             Income         Capital Gain       Total
Year Ended               of Year          of Year          Dividends       Distributions     Returns(1)
==========================================================================================================
12/31/99                 $15.28           $15.69            $0.20             $1.67           15.40%
----------------------------------------------------------------------------------------------------------
12/31/98                  13.93            15.28             0.29              1.23           20.93
----------------------------------------------------------------------------------------------------------
12/31/97                  12.86            13.93             0.25              2.09           26.70
----------------------------------------------------------------------------------------------------------
Inception*--12/31/96      12.10            12.86             0.22              1.14           17.65+
==========================================================================================================
  Total                                                     $0.96             $6.13
==========================================================================================================
----------------------------------------------------------------------------------------------------------
Historical Performance -- Class Z Shares
----------------------------------------------------------------------------------------------------------

                             Net Asset Value
                        -------------------------
                        Beginning           End             Income         Capital Gain       Total
Year Ended               of Year          of Year          Dividends       Distributions     Returns(1)
==========================================================================================================
12/31/99                 $15.29           $15.71            $0.20             $1.67           15.46%
----------------------------------------------------------------------------------------------------------
12/31/98                  13.94            15.29             0.29              1.23           20.91
----------------------------------------------------------------------------------------------------------
12/31/97                  12.87            13.94             0.26              2.09           26.72
----------------------------------------------------------------------------------------------------------
12/31/96                  11.91            12.87             0.23              1.14           19.66
----------------------------------------------------------------------------------------------------------
12/31/95                  10.16            11.91             0.23              1.00           29.52
----------------------------------------------------------------------------------------------------------
12/31/94                  11.02            10.16             0.22              0.60           (0.41)
----------------------------------------------------------------------------------------------------------
12/31/93                  10.66            11.02             0.18              0.36            8.47
----------------------------------------------------------------------------------------------------------
Inception*-- 12/31/92     10.55            10.66             0.16              0.09            3.38+
==========================================================================================================
  Total                                                     $1.77             $8.18
==========================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------------------------------
                                                            Without Sales Charges(1)
                                      ------------------------------------------------------------------
                                      Class A      Class B       Class L       Class Y      Class Z
========================================================================================================
Year Ended 12/31/99                    15.08%       14.19%        14.12%        15.40%       15.46%
--------------------------------------------------------------------------------------------------------
Five Years Ended 12/31/99              21.96        21.01         21.01           N/A        22.35
--------------------------------------------------------------------------------------------------------
Ten Years Ended 12/31/99               14.57          N/A           N/A           N/A          N/A
--------------------------------------------------------------------------------------------------------
Inception* through 12/31/99            12.90        15.68         15.23         20.54        16.93
========================================================================================================
                                                             With Sales Charges(2)
                                      ------------------------------------------------------------------
                                      Class A      Class B       Class L       Class Y      Class Z
========================================================================================================
Year Ended 12/31/99                     9.29%        9.19%        12.01%        15.40%       15.46%
--------------------------------------------------------------------------------------------------------
Five Years Ended 12/31/99              20.72        20.92         20.77           N/A        22.35
--------------------------------------------------------------------------------------------------------
Ten Years Ended 12/31/99               13.98          N/A           N/A           N/A          N/A
--------------------------------------------------------------------------------------------------------
Inception* through 12/31/99            12.71        15.68         15.07         20.54        16.93
========================================================================================================
--------------------------------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------------------------------

                                                                              Without Sales Charges(1)
========================================================================================================
Class A (12/31/89 through 12/31/99)                                                    289.58%
--------------------------------------------------------------------------------------------------------
Class A (Inception* through 12/31/99)                                                3,632.26
--------------------------------------------------------------------------------------------------------
Class B (Inception* through 12/31/99)                                                  183.41
--------------------------------------------------------------------------------------------------------
Class L (Inception* through 12/31/99)                                                  166.27
--------------------------------------------------------------------------------------------------------
Class Y (Inception* through 12/31/99)                                                  108.02
--------------------------------------------------------------------------------------------------------
Class Z (Inception* through 12/31/99)                                                  206.21
========================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and Class L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* The inception dates for Class A, B, L, Y and Z shares are March 10, 1970, November 6, 1992, February 4, 1993, January 30, 1996 and November 6, 1992, respectively.

--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                            7

Smith Barney Appreciation Fund Inc.

Growth of $10,000 invested in Class A Shares of the Smith Barney Appreciation Fund Inc. vs. the
Standard & Poor's 500 Stock Index (unaudited)*


March 10, 1970 - December 31, 1999

[PHOTO]
January 1979: Hersh Cohen becomes the Portfolio Manager of the Smith Barney Appreciation Fund Inc.

[GRAPH]

                                        Smith Barney
                                        Appreciation      S&P 500
                               Date       Fund Inc.        Index
                               ----       ---------        -----
                             3/10/70       9,503          10,000

War in Cambodia escalates     12/70       10,995          10,629

Freeze on wages and prices    12/71       12,840          12,148
NASDAQ introduced

Watergate break-in            12/72       12,722          14,457
Nixon visits China

OPEC oil embargo              12/73        9,164          12,333

Nixon resigns as President    12/74        6,902           9,069

U.S. involvement in Vietnam   12/75        8,196          12,445
ends

Bicentennial celebration      12/76        9,875          15,423

U.S. energy crisis            12/77        9,519          14,320

Genocide in Cambodia          12/78       11,577          15,261
Camp David accords

Three Mile Island disaster    12/79       16,786          18,098
Iran hostage crisis begins

Reagan elected President      12/80       22,781          23,980
in landslide

Assassination attempts on     12/81       23,207          22,800
Reagan and Pope. First space
shuttle launch

Worst U.S. recession in       12/82       28,710          27,712
40 years

Beirut  bombing               12/83       35,309          33,964


* Hypothetical illustration of $10,000 invested in Class A shares on March 10, 1970, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1999. The Standard & Poor's 500 Stock Index ("S&P 500") is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A

--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

For more than twenty-five years and through all market cycles, the Smith Barney Appreciation Fund has delivered consistent long-term growth.

[GRAPH]
                                        Smith Barney
                                        Appreciation      S&P 500
                               Date       Fund Inc.        Index
                               ----       ---------        -----

Iran/Iraq conflict            12/84       35,957          36,095

U.S. becomes debtor nation    12/85       48,332          47,544
Gramm-Rudman Act

Tax reform                    12/86       57,915          56,420
Bombing of Libya

Market correction             12/87       61,986          59,383

RJR Nabisco buyout            12/88       70,270          69,220

Collapse of high-yield bond   12/89       91,035          91,117
market
Berlin Wall falls

Iraq invasion of Kuwait       12/90       90,792          88,288

U.S. recession                12/91      115,250         115,131

Riots in Los Angeles          12/92      122,499         116,376

World Trade Center            12/93      132,462         128,073
terrorist bombing
Passage of NAFTA

Orange County bankruptcy      12/94      131,442         129,758

Dow rises above 4000,         12/95      169,895         178,460
then 5000

Dow rises above 6500          12/96      202,602         219,414

Dow rises above 7000          12/97      255,872         292,610

44% of all U.S. households    12/98      308,191         376,702
have invested in mutual
funds

Hersh Cohen celebrates     12/31/99      354,657         455,935
20 years as the Portfolio
Manager of the Appreciation
Fund


     shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.
** Please note that this figure assumes reinvestment of all dividends and capital gains distributions at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares, which would have reduced the Fund's performance.

--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                            9

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1999
--------------------------------------------------------------------------------

           SHARES                    SECURITY                                     VALUE
===============================================================================================
COMMON STOCK -- 83.2%

Airlines -- 0.3%
          500,000    Alaska Air Group, Inc. (a)                               $ 17,562,500
-----------------------------------------------------------------------------------------------
Auto: Parts & Accessories -- 0.1%
          489,251    Delphi Automotive Systems Corp.                             7,705,703
-----------------------------------------------------------------------------------------------
Automobile -- 1.1%
          500,000    Ford Motor Co.                                             26,718,750
          500,000    General Motors Corp.                                       36,343,750
-----------------------------------------------------------------------------------------------
                                                                                63,062,500
-----------------------------------------------------------------------------------------------
Banking -- 1.3%
          200,000    First Virginia Banks, Inc. (b)                              8,600,000
        1,000,000    National City Corp.                                        23,687,500
        1,000,000    Wells Fargo & Co. (b)                                      40,437,500
-----------------------------------------------------------------------------------------------
                                                                                72,725,000
-----------------------------------------------------------------------------------------------
Basic Materials -- 0.5%
          350,000    Alcoa Inc. (b)                                             29,050,000
-----------------------------------------------------------------------------------------------
Beverage, Food & Tobacco -- 4.1%
          400,000    BestFoods                                                  21,025,000
          800,000    H.J. Heinz Co.                                             31,850,000
        1,900,000    McDonald's Corp.                                           76,593,750
        1,200,000    PepsiCo Inc.                                               42,300,000
          900,000    Ralston-Purina Group                                       25,087,500
          400,000    Wm. Wrigley Jr., Co. (b)                                   33,175,000
-----------------------------------------------------------------------------------------------
                                                                               230,031,250
-----------------------------------------------------------------------------------------------
Broadcasting, Entertainment & Leisure -- 5.8%
        1,500,000    CBS Corp. (a)(b)                                           95,906,250
          110,250    Dick Clark Productions, Inc. (a)                            1,639,969
          895,000    Scandinavian Broadcasting Systems SA (a)(b)                43,575,312
          650,000    Time-Warner, Inc. (b)                                      47,084,375
          700,000    USA Networks Inc. (a)                                      38,675,000
          500,000    Viacom Inc., Class B Shares (a)(b)                         30,218,750
        2,300,000    Walt Disney Co.                                            67,275,000
-----------------------------------------------------------------------------------------------
                                                                               324,374,656
-----------------------------------------------------------------------------------------------
Chemicals -- 3.8%
          700,000    Dow Chemical Corp. (b)                                     93,537,500
          600,000    E.I. du Pont de Nemours & Co. (b)                          39,525,000
          600,000    Great Lakes Chemical Corp.                                 22,912,500
          950,000    PPG Industries, Inc.                                       59,434,375
-----------------------------------------------------------------------------------------------
                                                                               215,409,375
-----------------------------------------------------------------------------------------------
Consumer Products -- 3.7%
          600,000    Eastman Kodak Co.                                          39,750,000
          600,000    Gillette Co.                                               24,712,500
          800,000    International Flavors & Fragrances Inc. (b)                30,200,000
        1,139,000    Kimberly-Clark Corp.                                       74,319,750
          200,000    Newell Co. (b)                                              5,800,000
          275,000    Procter & Gamble Co.                                       30,129,688
-----------------------------------------------------------------------------------------------
                                                                               204,911,938
-----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

           SHARES                    SECURITY                                     VALUE
===============================================================================================
Diversified/Conglomerate -- 10.1%
            3,650    Berkshire Hathaway Inc., Class A Shares (a)              $204,765,000
               15    Berkshire Hathaway Inc., Class B Shares (a)                    27,450
        1,400,000    Canadian Pacific Ltd. (b)                                  30,187,500
          950,000    General Electric Co.                                      147,012,500
        1,000,000    Honeywell International Inc. (b)                           57,687,500
          350,000    Johnson Controls, Inc.                                     19,906,250
          600,000    Minnesota Mining & Manufacturing Co.                       58,725,000
        1,200,000    Tyco International Ltd.                                    46,650,000
-----------------------------------------------------------------------------------------------
                                                                               564,961,200
-----------------------------------------------------------------------------------------------
Electrical Equipment -- 1.3%
        1,100,000    Belden Inc.                                                23,100,000
          800,000    Emerson Electric Co.                                       45,900,000
          450,000    SLI, Inc. (a)(b)                                            6,103,125
-----------------------------------------------------------------------------------------------
                                                                                75,103,125
-----------------------------------------------------------------------------------------------
Financial Services -- 2.8%
          100,000    Chapman Holdings Inc. (a)(b)                                1,425,000
        1,000,000    Fannie Mae                                                 62,437,500
          800,000    Household International Inc.                               29,800,000
          600,000    Merrill Lynch & Co.                                        50,100,000
          600,000    Washington Mutual, Inc.                                    15,600,000
-----------------------------------------------------------------------------------------------
                                                                               159,362,500
-----------------------------------------------------------------------------------------------
Health Care/Drugs/Hospital Supplies -- 9.4%
          500,000    Alza Corp. (a)(b)                                          17,312,500
          850,000    American Home Products Corp.                               33,521,875
        1,200,000    Amgen Inc. (a)                                             72,075,000
        1,100,000    Bristol-Myers & Squibb Co.                                 70,606,250
          800,000    Chiron Corp (a)(b)                                         33,900,000
          600,000    Eli Lilly & Co.                                            39,900,000
          550,000    Johnson & Johnson                                          51,218,750
        1,100,000    Merck and Co., Inc.                                        73,768,750
        1,900,000    Pfizer, Inc.                                               61,631,250
          900,000    Warner-Lambert Co.                                         73,743,750
-----------------------------------------------------------------------------------------------
                                                                               527,678,125
-----------------------------------------------------------------------------------------------
Insurance -- 3.5%
        1,700,000    Allstate Corp. (b)                                         40,800,000
          780,000    American International Group, Inc.                         84,337,500
          700,000    Chubb Corp. (b)                                            39,418,750
          600,000    Horace Mann Educators Corp.                                11,775,000
          600,000    UnumProvident Corp.                                        19,237,500
-----------------------------------------------------------------------------------------------
                                                                               195,568,750
-----------------------------------------------------------------------------------------------
Manufacturing/Building Materials -- 0.9%
          979,000    Dal-Tile International Inc. (a)                             9,912,375
          950,000    Masco Corp.                                                24,106,250
          300,000    Parker-Hannifin Corp. (b)                                  15,393,750
-----------------------------------------------------------------------------------------------
                                                                                49,412,375
-----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

           SHARES                    SECURITY                                     VALUE
===============================================================================================
Office Equipment & Supplies -- 0.1%
          300,000    Xerox Corp.                                              $  6,806,250
-----------------------------------------------------------------------------------------------
Oil & Gas/Service/Drilling -- 2.2%
          200,000    Chevron Corp.                                              17,325,000
        1,000,000    Conoco Inc. (b)                                            24,750,000
          250,000    Nabors Industries, Inc. (a)                                 7,734,375
          900,000    Schlumberger Ltd.                                          50,625,000
          500,000    Tidewater Inc.                                             18,000,000
          174,240    Transocean Sedco Forex Inc.                                 5,869,710
-----------------------------------------------------------------------------------------------
                                                                               124,304,085
-----------------------------------------------------------------------------------------------
Oil - International -- 4.7%
          400,000    British Petroleum Amoco PLC (b)                            23,725,000
        2,000,000    Exxon Mobil Corp.                                         161,125,000
          900,000    Royal Dutch Petroleum Co., ADR                             54,393,750
          400,000    Texaco Inc.                                                21,725,000
-----------------------------------------------------------------------------------------------
                                                                               260,968,750
-----------------------------------------------------------------------------------------------
Publishing -- 2.7%
          700,000    Dow Jones & Co., Inc.                                      47,600,000
          675,000    Gannett Co.                                                55,054,687
        1,200,000    Meredith Corp.                                             50,025,000
-----------------------------------------------------------------------------------------------
                                                                               152,679,687
-----------------------------------------------------------------------------------------------
Real Estate -- 0.6%
          400,000    Forest City Enterprises, Inc.                              11,200,000
          530,976    HomeFed Corp. (a)                                             464,604
          950,000    The St. Joe Corp.                                          23,096,875
-----------------------------------------------------------------------------------------------
                                                                                34,761,479
-----------------------------------------------------------------------------------------------
Retail -- 3.4%
          100,000    Amazon.com, Inc. (a)(b)                                     7,612,500
          400,000    The Gap, Inc. (b)                                          18,400,000
        1,350,000    The Home Depot, Inc.                                       92,559,375
        1,000,000    Wal-Mart Stores, Inc.                                      69,125,000
-----------------------------------------------------------------------------------------------
                                                                               187,696,875
-----------------------------------------------------------------------------------------------
Technology -- 14.1%
          100,000    Agilent Technologies, Inc. (a)(b)                           7,731,250
          750,000    America Online, Inc. (a)                                   56,578,125
            5,000    C-bridge Internet Solutions, Inc. (a)(b)                      243,125
          900,000    CISCO Systems Inc. (a)                                     96,412,500
        1,450,000    First Data Corp. (b)                                       71,503,125
          300,000    Hewlett-Packard Co. (b)                                    34,181,250
          900,000    Intel Corp.                                                74,081,250
          250,000    International Business Machines Corp.                      27,000,000
        1,200,000    Lucent Technologies Inc. (b)                               89,775,000
          750,000    Mettler-Toledo International Inc. (a)                      28,640,625
        1,400,000    Microsoft Corp. (a)                                       163,450,000
          325,000    Motorola, Inc. (b)                                         47,856,250
          800,000    Novell, Inc. (a)                                           31,950,000
           10,600    Sycamore Networks, Inc. (a)(b)                              3,264,800
          600,000    Texas Instruments, Inc.                                    58,125,000
-----------------------------------------------------------------------------------------------
                                                                               790,792,300
-----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

           SHARES                    SECURITY                                                  VALUE
============================================================================================================
Telephone/Communications -- 5.0%
          800,000    American Telephone & Telegraph Corp. (b)                              $  40,600,000
          950,000    Bell Atlantic Corp.                                                      58,484,375
          400,000    BellSouth Corp.                                                          18,725,000
        1,300,000    GTE Corp.                                                                91,731,250
        1,400,000    SBC Communications Inc.                                                  68,250,000
------------------------------------------------------------------------------------------------------------
                                                                                             277,790,625
------------------------------------------------------------------------------------------------------------
Transportation -- 1.0%
          300,000    FDX Corp. (a)                                                            12,281,250
          500,000    Florida East Coast Industries, Inc.                                      20,875,000
          300,000    United Parcel Service, Inc. (b)                                          20,700,000
------------------------------------------------------------------------------------------------------------
                                                                                              53,856,250
------------------------------------------------------------------------------------------------------------
Utilities -- 0.7%
          183,500    CH Energy Group, Inc.                                                     6,055,500
          200,000    Public Service Enterprise Group Inc.                                      6,962,500
          300,000    Reliant Energy, Inc.                                                      6,862,500
          300,000    The Southern Co. (b)                                                      7,050,000
          400,000    Texas Utilities Co.                                                      14,225,000
------------------------------------------------------------------------------------------------------------
                                                                                              41,155,500
------------------------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCK
                     (Cost -- $2,907,327,517)                                              4,667,730,798
============================================================================================================

         FACE
        AMOUNT                       SECURITY                                                  VALUE
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 16.8%
$     300,000,000    Chase Manhattan Inc., 3.000% due 1/3/00;
                       Proceeds at maturity -- $300,074,934; (Fully collateralized by U.S. Treasury Notes, 4.750% due 2/15/04;
                       Market value -- $306,002,813)                                         300,000,000
      265,187,000    J.P. Morgan Securities Inc., 3.000% due 1/3/00;
                       Proceeds at maturity -- $265,253,297; (Fully collateralized by U.S. Treasury Notes and Bills, 0.000% to 6.625% due 3/30/00
                       to 1/15/08; Market value-- $270,491,312)                              265,187,000
      375,915,000    Warburg Dillon Read LLC, 3.000% due 1/3/00;
                       Proceeds at maturity -- $376,008,911; (Fully collateralized by U.S. Treasury Notes, 6.000% due 8/15/00;
                       Market value -- $383,437,500)                                         375,915,000
------------------------------------------------------------------------------------------------------------
                     TOTAL REPURCHASE AGREEMENTS
                     (Cost -- $941,102,000)                                                  941,102,000
------------------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS AT VALUE -- 100%
                     (Cost -- $3,848,429,517*)                                            $5,608,832,798
============================================================================================================

(a)  Non-income producing security
(b)  A portion of the security is on loan (see Note 7).
*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           13

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost-- $2,907,327,517)                                              $4,667,730,798
     Repurchase agreements (Cost-- $941,102,000)                                                   941,102,000
     Cash                                                                                                  721
     Collateral for securities on loan (Note 7)                                                    577,575,806
     Receivable for securities sold                                                                 20,524,332
     Dividends and interest receivable                                                               5,495,713
     Receivable for Fund shares sold                                                                 5,082,670
----------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                6,217,512,040
----------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 7)                                                       577,575,806
     Payable for securities purchased                                                               20,898,204
     Payable for Fund shares purchased                                                               5,870,964
     Investment advisory fees payable                                                                1,931,993
     Administration fees payable                                                                       710,732
     Distribution fees payable                                                                         642,314
     Accrued expenses                                                                                  885,674
----------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                             608,515,687
----------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                $5,608,996,353
================================================================================================================
NET ASSETS:
     Par value of capital shares                                                                $      357,211
     Capital paid in excess of par value                                                         3,659,240,640
     Undistributed net investment income                                                               675,106
     Accumulated net realized gain on security transactions and futures contracts                  188,320,115
     Net unrealized appreciation of investments                                                  1,760,403,281
----------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                $5,608,996,353
================================================================================================================
Shares Outstanding:
     Class A                                                                                       211,428,104
     ------------------------------------------------------------------------------------------------------------
     Class B                                                                                       112,123,341
     ------------------------------------------------------------------------------------------------------------
     Class L                                                                                        10,316,576
     ------------------------------------------------------------------------------------------------------------
     Class Y                                                                                         6,304,262
     ------------------------------------------------------------------------------------------------------------
     Class Z                                                                                        17,038,424
     ------------------------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                                     $15.73
     ------------------------------------------------------------------------------------------------------------
     Class B*                                                                                           $15.66
     ------------------------------------------------------------------------------------------------------------
     Class L**                                                                                          $15.65
     ------------------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                                     $15.69
     ------------------------------------------------------------------------------------------------------------
     Class Z (and redemption price)                                                                     $15.71
     ------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)                                  $16.56
     ------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                                  $15.81
================================================================================================================

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                                  $   53,621,723
     Interest                                                                       46,144,932
     Less: Foreign withholding tax                                                    (647,193)
---------------------------------------------------------------------------------------------------
     Total Investment Income                                                        99,119,462
---------------------------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                                     25,841,335
     Investment advisory fees (Note 2)                                              21,761,582
     Administration fees (Note 2)                                                    8,002,567
     Shareholder and system servicing fees                                           4,880,615
     Shareholder communications                                                        390,734
     Registration fees                                                                 198,961
     Custody                                                                           163,442
     Directors' fees                                                                    66,539
     Audit and legal fees                                                               63,954
     Other                                                                              50,743
---------------------------------------------------------------------------------------------------
     Total Expenses                                                                 61,420,472
---------------------------------------------------------------------------------------------------
Net Investment Income                                                               37,698,990
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
     Realized Gain From:
        Security transactions (excluding short-term securities)                    574,621,956
        Futures contracts                                                           23,326,980
---------------------------------------------------------------------------------------------------
     Net Realized Gain                                                             597,948,936
---------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of year                                                        1,670,560,703
        End of year                                                              1,760,403,281
---------------------------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                                        89,842,578
---------------------------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                                      687,791,514
---------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                          $  725,490,504
===================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           15

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                1999                  1998
==================================================================================================================
OPERATIONS:
     Net investment income                                                 $   37,698,990       $   44,614,086
     Net realized gain                                                        597,948,936          437,867,108
     Increase in net unrealized appreciation                                   89,842,578          354,145,227
------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                   725,490,504          836,626,421
------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
     Net investment income                                                    (37,014,230)         (46,469,945)
     Net realized gains                                                      (551,110,949)        (370,466,221)
------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders               (588,125,179)        (416,936,166)
------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sales                                                1,002,205,348          817,670,978
     Net asset value of shares issued for reinvestment of dividends           553,845,742          390,809,346
     Cost of shares reacquired                                             (1,010,384,825)        (936,984,556)
------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                      545,666,265          271,495,768
------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                        683,031,590          691,186,023

NET ASSETS:
     Beginning of year                                                      4,925,964,763        4,234,778,740
------------------------------------------------------------------------------------------------------------------
     End of year*                                                          $5,608,996,353       $4,925,964,763
==================================================================================================================
* Includes undistributed (overdistributed) net investment income of:             $675,106              $(9,654)
==================================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Appreciation Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers in the securities; U.S. government and agency obligations are valued at the mean between the closing bid and asked prices on each day; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income is recorded on the accrual basis;
(g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated by using the specific identification method; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2. Management Agreementand Other Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment adviser of the Fund. The Fund pays SSBC an investment advisory fee calculated at the annual rate of 0.55% on the Fund's average daily net assets up to $250 million; 0.513% on the next $250 million; 0.476% on the next $500 million; 0.439% on the next $1 billion; 0.402% on the next $1 billion; and 0.365% on average daily net assets in excess of $3 billion. This fee is calculated daily and paid monthly.

SSBC also serves as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% on the Fund's average daily net assets up to $250 million; 0.187% on the next $250 million; 0.174% on the next $500 million; 0.161% on the next $1 billion; 0.148% on the next $1 billion and 0.135% on the average daily net assets in excess of $3 billion. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           17

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the Fund's sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the period October 1, 1999 through December 31, 1999, the Fund paid transfer agent fees of $891,604 to Private Trust.

CFBDS, Inc., ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group. For the year ended December 31, 1999, SSB and its affiliates received brokerage commissions of $289,442.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares are being sold at net asset value plus a maximum sales charge of 1.00%. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 1999, CFBDS and SSB received sales charges of approximately $2,256,000, $23,000 and $641,000 on sales of the Portfolio's Class A, Class B and Class L shares, respectively. In addition, CDSCs paid to CFBDS were approximately:

                                            Class A      Class B       Class L
================================================================================
CDSCs                                       $6,000     $1,155,000      $44,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each class. For the year ended December 31, 1999, total Distribution Plan fees were as follows:

                                         Class A      Class B       Class L
================================================================================
Distribution Plan Fees                  $7,794,943   $16,816,917   $1,229,475
================================================================================

All officers and one Director of the Fund are employees of SSB.


3. Investments

During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                      $3,069,192,071
--------------------------------------------------------------------------------
Sales                                                           3,081,082,760
================================================================================

At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                   $1,798,256,123
Gross unrealized depreciation                                      (37,852,842)
--------------------------------------------------------------------------------
Net unrealized appreciation                                     $1,760,403,281
================================================================================


4. Repurchase Agreements

The Fund purchases (and its custodian take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Fund exercises a call option, the cost of the security that the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1999, the Fund had no open purchased call or put options.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended December 31, 1999, the Fund did not write any call or put options.


6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 1999, the Fund had no open futures contracts.


7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1999, the Fund loaned common stocks having a value of approximately $566,112,129 and holds the following collateral for loaned securities:

Security Description                                                 Value
--------------------------------------------------------------------------------
Certificates of Deposit:
   Australia New Zealand, 6.2900% due 1/14/00                     $ 5,567,774
   Deutsche Bank, 6.0400% due 1/3/00                               13,990,297
   Toronto Dominion, 6.7400% due 1/14/00                           50,018,406

Commercial Paper:
   American Home, 5.8971% due 3/3/00                               27,578,130
   Asset Securitiz, 5.9434% due 2/28/00                            10,821,067
   Atlantis One, 5.9921% due 1/25/00                                3,611,231
   Atlantis One, 5.9192% due 2/22/00                                4,551,823
   Atlantis One, 5.9202% due 2/23/00                                2,970,293
   Atlantis One, 5.9732% due 3/20/00                                7,489,624
   Atlantis One, 5.9752% due 3/23/00                                4,260,015
   CC USA Disc, 5.9038% due 2/14/00                                20,629,960
   CC USA Disc, 5.9367% due 2/22/00                                17,426,249
   CC USA Disc, 5.9473% due 2/29/00                                 8,520,254
   CC USA Disc, 6.0024% due 3/20/00                                16,818,924
   Corp. Asset Fund, 6.1923% due 1/21/00                            6,268,429
   Corp. Receivable, 5.9966% due 1/26/00                           10,468,936
   Corp. Receivable, 6.1813% due 1/27/00                            1,709,298
   Corp. Receivable, 6.1258% due 2/2/00                             8,277,376
   CXC INC, 6.1678% due 1/24/00                                    11,373,350
   Morgan Stanley, 6.1336% due 1/28/00                             11,438,416
   Moriarity Disc, 6.2579% due 1/10/00                             27,079,805
   Moriarity Disc, 5.9123% due 2/1/00                               2,591,769
   Moriarity Disc, 5.9797% due 2/14/00                              2,642,724
   Moriarity Disc, 5.9412% due 2/23/00                              1,052,397
   Sigma Finance, 5.9931% due 1/26/00                               1,676,974
   Sigma Finance, 6.0036% due 2/3/00                                4,237,554
   Sigma Finance, 5.9251% due 3/6/00                               16,259,453
   Sigma Finance, 5.9666% due 3/10/00                               1,283,522

Floating Rate Notes:
   Goldman Sachs, 5.9100% due 8/23/00                               6,741,016
   Keybank, 5.9000% due 4/20/00                                    17,043,387
   Morgan Stanley, 5.8500% due 1/18/00                             12,166,584
   Sigma Finance, 5.8200% due 2/3/00                                1,439,535
   Sigma Finance, 6.2538% due 4/4/00                                   43,506

Institutional Money Market:
   Institutional Money Market, 5.7123% due 1/3/00                     425,395

Interest Bearing Note:
   Bank of Montreal, 6.6800% due 1/14/00                           72,210,117

Time Deposits:
   CAISSE, 12.0000% due 1/3/00                                     13,403,823
   Chase Bank, 4.5000% due 1/3/00                                  22,004,221
   Deutsche Bank, 11.0000% due 1/3/00                              89,555,744
   Marshal & Isley, 2.0000% due 1/3/00                              2,195,596
   Suntrust Bank, 4.5000% due 1/3/00                               23,168,299
   Suntrust Bank, 13.0000% due 1/3/00                              16,564,533
--------------------------------------------------------------------------------
Total                                                            $577,575,806
================================================================================

For the year ended December 31, 1999, income earned by the Portfolio from securities lending was $534,203.

--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

8. Capital Shares

At December 31, 1999, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights except that each class bears expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At December 31, 1999, total paid-in capital amounted to the following for each class:


                                    Class A            Class B             Class L            Class Y             Class Z
================================================================================================================================
Total Paid-in Capital           $2,028,247,589     $1,199,833,059       $151,106,852        $77,011,117         $203,399,234
================================================================================================================================

Transactions in shares of each class were as follows:


                                                          Year Ended                                   Year Ended
                                                       December 31, 1999                           December 31, 1998
                                             -------------------------------------       -------------------------------------
                                                  Shares               Amount                 Shares               Amount
==============================================================================================================================
Class A
Shares sold                                     32,259,798         $ 515,792,047            31,944,426         $ 478,164,660
Shares issued on reinvestment                   21,772,653           338,497,503            16,242,300           246,245,285
Shares reacquired                              (35,857,091)         (573,026,713)          (36,385,814)         (541,889,271)
------------------------------------------------------------------------------------------------------------------------------
Net Increase                                    18,175,360         $ 281,262,837            11,800,912         $ 182,520,674
==============================================================================================================================
Class B
Shares sold                                     23,143,005         $ 369,108,213            14,958,279         $ 221,404,435
Shares issued on reinvestment                   11,127,812           171,184,647             7,850,793           117,753,029
Shares reacquired                              (23,923,636)         (378,905,553)          (22,640,705)         (335,884,537)
------------------------------------------------------------------------------------------------------------------------------
Net Increase                                    10,347,181         $ 161,387,307               168,367         $   3,272,927
==============================================================================================================================
Class L+
Shares sold                                      5,379,277         $  85,714,397             2,887,128         $  42,349,991
Shares issued on reinvestment                      936,337            14,384,326               393,767             5,900,714
Shares reacquired                               (1,452,941)          (22,982,120)           (1,276,184)          (18,734,090)
------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     4,862,673         $  77,116,603             2,004,711         $  29,516,615
==============================================================================================================================
Class Y
Shares sold                                        877,462         $  13,711,023             2,956,701         $  44,326,404
Shares issued on reinvestment                           --                    --                    --                    --
Shares reacquired                                 (271,207)           (4,498,182)           (1,299,545)          (19,155,296)
------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       606,255         $   9,212,841             1,657,156         $  25,171,108
==============================================================================================================================
Class Z
Shares sold                                      1,127,436         $  17,879,668             2,085,157         $  31,425,488
Shares issued on reinvestment                    1,913,573            29,779,266             1,376,363            20,910,318
Shares reacquired                               (1,934,377)          (30,972,257)           (1,447,123)          (21,321,362)
------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     1,106,632         $  16,686,677             2,014,397         $  31,014,444
==============================================================================================================================

+    On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           21

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:


Class A Shares                                  1999(1)          1998(1)           1997             1996           1995(1)
=============================================================================================================================
Net Asset Value, Beginning of Year              $15.31           $13.92           $12.85           $11.90           $10.15
-----------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                          0.15             0.18             0.19             0.19             0.20
   Net realized and unrealized gain               2.08             2.62             3.17             2.09             2.75
-----------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                      2.23             2.80             3.36             2.28             2.95
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.14)           (0.18)           (0.20)           (0.19)           (0.20)
   Net realized gains                            (1.67)           (1.23)           (2.09)           (1.14)           (1.00)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (1.81)           (1.41)           (2.29)           (1.33)           (1.20)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $15.73           $15.31           $13.92           $12.85           $11.90
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                     15.08%           20.45%           26.29%           19.25%           29.26%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)              $3,326           $2,959           $2,526           $2,100           $1,933
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                       0.92%            0.95%            0.95%            1.00%            1.02%
   Net investment income                          0.96             1.23             1.47             1.52             1.71
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             71%              63%              57%              62%              57%
=============================================================================================================================

Class B Shares                                  1999(1)          1998(1)           1997             1996           1995(1)
=============================================================================================================================
Net Asset Value, Beginning of Year              $15.26           $13.88           $12.81           $11.88           $10.14
-----------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                          0.03             0.06             0.07             0.08             0.11
   Net realized and unrealized gain               2.06             2.61             3.15             2.08             2.74
-----------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                      2.09             2.67             3.22             2.16             2.85
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.02)           (0.06)           (0.06)           (0.09)           (0.11)
   Net realized gains                            (1.67)           (1.23)           (2.09)           (1.14)           (1.00)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (1.69)           (1.29)           (2.15)           (1.23)           (1.11)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $15.66           $15.26           $13.88           $12.81           $11.88
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                     14.19%           19.52%           25.31%           18.29%           28.29%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)              $1,755           $1,553           $1,410           $1,134             $988
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                       1.70%            1.73%            1.73%            1.78%            1.77%
   Net investment income                          0.17             0.44             0.68             0.74             0.96
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             71%              63%              57%              62%              57%
=============================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
22                                           1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:


Class L Shares                               1999(1)        1998(1)(2)          1997             1996              1995(1)
=============================================================================================================================
Net Asset Value, Beginning of Year           $15.26           $13.88           $12.81           $11.88             $10.14
-----------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                       0.03             0.06             0.09             0.09               0.11
   Net realized and unrealized gain            2.05             2.61             3.13             2.08               2.74
-----------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                   2.08             2.67             3.22             2.17               2.85
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                      (0.02)           (0.06)           (0.06)           (0.10)             (0.11)
   Net realized gains                         (1.67)           (1.23)           (2.09)           (1.14)             (1.00)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                           (1.69)           (1.29)           (2.15)           (1.24)             (1.11)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $15.65           $15.26           $13.88           $12.81             $11.88
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                  14.12%           19.52%           25.31%           18.34%             28.29%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $161,491          $83,215          $47,872          $25,505            $14,653
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                    1.71%            1.73%            1.73%            1.77%              1.77%
   Net investment income                       0.18             0.44             0.68             0.75               0.96
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          71%              63%              57%              62%                57%
=============================================================================================================================

Class Y Shares                               1999(1)         1998(1)           1997(1)          1996(3)
=============================================================================================================================
Net Asset Value, Beginning of Year           $15.28           $13.93           $12.86           $12.10
-----------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                       0.21             0.24             0.27             0.23
   Net realized and unrealized gain            2.07             2.63             3.14             1.89
-----------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                   2.28             2.87             3.41             2.12
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                      (0.20)           (0.29)           (0.25)           (0.22)
   Net realized gains                         (1.67)           (1.23)           (2.09)           (1.14)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                           (1.87)           (1.52)           (2.34)           (1.36)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $15.69           $15.28           $13.93           $12.86
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                  15.40%           20.93%           26.70%           17.65%++
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $98,920          $87,041          $56,302          $73,196
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                    0.57%            0.59%            0.59%            0.66%+
   Net investment income                       1.30             1.59             1.79             2.06+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          71%              63%              57%              24%
=============================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998 Class C shares were renamed Class L shares.
(3)  For the period from January 30, 1996 (inception date) to December 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           23

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:


Class Z Shares                                1999(1)           1998(1)            1997              1996             1995(1)
===============================================================================================================================
Net Asset Value, Beginning of Year            $15.29            $13.94            $12.87            $11.91            $10.16
-------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                        0.21              0.24              0.24              0.24              0.23
   Net realized and unrealized gain             2.08              2.63              3.18              2.09              2.75
-------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                    2.29              2.87              3.42              2.33              2.98
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       (0.20)            (0.29)            (0.26)            (0.23)            (0.23)
   Net realized gains                          (1.67)            (1.23)            (2.09)            (1.14)            (1.00)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (1.87)            (1.52)            (2.35)            (1.37)            (1.23)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $15.71            $15.29            $13.94            $12.87            $11.91
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                   15.46%            20.91%            26.72%            19.66%            29.52%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $267,640          $243,609          $194,070          $153,034          $131,357
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                     0.58%             0.59%             0.59%             0.64%             0.77%
   Net investment income                        1.30              1.59              1.82              1.88              1.96
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           71%               63%               57%               62%               57%
===============================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------
For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1999:

     .    A corporate dividends received deduction of 37.05%.

     .    Total long-term capital gains distributions paid of $424,072,947.

--------------------------------------------------------------------------------
24                                           1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of Smith Barney Appreciation Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Smith Barney Appreciation Fund Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Appreciation Fund Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                                   /s/ KPMG LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           25

Smith Barney
Appreciation Fund Inc.


Directors

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus


Officers
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Harry D. Cohen
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


Investment Adviser
SSB Citi Fund Management LLC

Distributors
CFBDS, Inc.

Custodian
PNC Bank, N.A.

Transfer Agent
Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699




This report is submitted for the general information of the shareholders of Smith Barney Appreciation Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.



[LOGO SALOMON SMITH BARNEY]

Salomon Smith Barney Is A Service Mark Of Salomon Smith Barney Inc.

Smith Barney Appreciation Fund Inc.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds


FD0312  2/00